Exhibit 10.1
FIRST AMENDMENT TO LEASE

This First Amendment to Lease (the “First Amendment”) is made as of this 9th day of September, 2020 (“Execution Date”) by and between OFFICE TOWER DEVELOPER LLC, a Delaware limited liability company (“Landlord”) and RAPID7, INC., a Delaware corporation (“Tenant”).

BACKGROUND

Reference is made to the following:

A.A certain lease dated July 19, 2019 (the “Lease”) with respect to certain premises (the “Premises”) containing a total of 67,214 square feet of rentable floor area of the Office Tower in the building known as, 100 Causeway Street, Boston, MA (the “Building”), which is comprised of 33,726 square feet of rentable floor area located on the ninth (9th) floor of the Building and 33,488 square feet of rentable floor area located on the tenth (10th) floor of the Building.

B.WHEREAS, Landlord and Tenant have agreed (a) to extend the period of time for Tenant to submit Requisitions pursuant to Section 1.3 of Exhibit B-1 of the Lease, and (ii) to modify and amend the Lease, all in the manner hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Lease is amended as follows:

1.SUBMISSION OF REQUISITIONS

Section 1.3(C)(vii) of Exhibit B-1 of the Lease is hereby deleted in its entirety and replaced with the following:

Landlord shall have no obligation to pay any portion of the Tenant Allowance to Tenant with respect to any Requisition submitted by Tenant to Landlord after the date that is thirty six (36) months after the Commencement Date.

2.BROKER

(A)Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this First Amendment; and in the event any claim is made against Landlord relative to dealings by Tenant with brokers, Tenant shall defend the claim against Landlord with counsel of Tenant’s selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

(B)Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this First Amendment; and in the event any claim is made against Tenant relative to dealings by Landlord with brokers, Landlord shall defend the claim against Tenant with counsel of Landlord’s selection first approved by Tenant (which approval will not be unreasonably withheld) and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

3.MISCELLANEOUS

(A)Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

(B)Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the “Lease” shall be deemed to be references to the Lease as herein amended.

(C)Each of Landlord and Tenant hereby represents and warrants to the other that all necessary action has been taken to enter this First Amendment and that the person signing this First Amendment on its behalf has been duly authorized to do so.

(D)The parties acknowledge and agree that this First Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

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EXECUTED as of the date first above written. LANDLORD:
OFFICE TOWER DEVELOPER LLC, a
Delaware limited liability company Its Members:
BP OFFICE JV MEMBER LLC, a Delaware
limited liability company

By: BOSTON PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited partnership, its sole member and manager

By: BOSTON PROPERTIES, INC., a
Delaware corporation, its general partner

By: /s/ Patrick Mulvihill
Name: Patrick Mulvihill
Title: Senior Vice President, Leasing

BOSTON GARDEN OFFICE TOWER, LLC,
a Delaware limited liability company

By: BOSTON GARDEN DEVELOPMENT
CORP., a Massachusetts corporation, its member

By: /s/ Christopher W. Maher
Name: Christopher W. Maher
Title: Vice President

TENANT:

RAPID7, INC.
a Delaware corporation

By: /s/ Jeff Kalowski
Name: Jeff Kalowski
Title:    Chief Financial Officer